Michele Drummey
Vice President, Corporate Counsel
Law Department–Prudential Retirement

The Prudential Insurance Company of America
280 Trumbull Street, 16th Floor
Hartford, CT 06103
Tel 860-534-4245, Fax 860-534-8885
Michele.Drummey@prudential.com

September 4, 2020
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:	Prudential Discovery Premier Group Variable Contract Account (File No. 811-09799) Discovery Premier Group Retirement Annuity (File No. 333-95637)
Dear Commissioners:
On behalf of The Prudential Insurance Company of America and the Prudential Discovery Premier Group Variable Contract Account (the “Account”), please accept this information concerning the filing of the semi-annual reports made with the Commission by the underlying mutual funds and portfolios within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), each fund company listed below filed a report on Form N-CSRS with the Securities and Exchange Commission. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted those fund reports to its shareholders of record. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following semi-annual reports with respect to the fund companies specified below:

Fund Company	1940 Act Registration No.
AB Variable Products Series Fund, Inc.	811-05398
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
American Century Variable Portfolios, Inc.	811-05188
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	811-07044
Davis Variable Account Fund, Inc.	811-09293
Delaware VIP® Trust	811-05162
Franklin Templeton Variable Insurance Products Trust	811-05583
Janus Aspen Series	811-07736
MFS® Variable Insurance Trust	811-08326
MFS® Variable Insurance Trust II	811-03732
PIMCO Variable Insurance Trust	811-08399
Prudential Series Fund	811-03623
T. Rowe Price Equity Series, Inc.	811-07143

If you have any questions regarding this filing, please contact me at (860) 534-4245.

Sincerely,

/s/ Michele Drummey
Michele Drummey
Vice President and Corporate Counsel